Exhibit 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
This certification is provided pursuant to § 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. § 1350, and accompanies the Quarterly Report on Form 10-Q for the period ended September 30, 2023 of Cactus, Inc. (the “Company”) as filed with the Securities and Exchange Commission on the date hereof (the “Report”).
I, Stephen Tadlock, Executive Vice President and Chief Executive Officer of the Spoolable Technologies segment, Chief Financial Officer and Treasurer of the Company, certify that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 9, 2023	/s/ Stephen Tadlock
Stephen Tadlock Executive Vice President and Chief Executive Officer of the Spoolable Technologies segment, Chief Financial Officer and Treasurer (Principal Financial Officer)